Exhibit 99.1

CHAIRMAN AND CEO DAVID ELLISON ANNOUNCES YNON KREIZ CO-CEO OF THE ANTICIPATED COMBINED PARAMOUNT AND WARNER BROS. DISCOVERY AT CLOSING TO HELP BUILD THE NEXT-GENERATION GLOBAL MEDIA COMPANY

•	Appointment comes as Paramount nears completion of Warner Bros. Discovery merger

•	Ellison sought a partner with the operating firepower to help usher in a new era of entertainment — duo prepared to unlock value for the creative community, shareholders and audiences alike

•	As Chairman & CEO, Ellison will lead all strategy, creative and technology while Kreiz, as Co-CEO will oversee the Company’s day-to-day operations and integration of the combined businesses — a pairing that joins complementary skillsets to amplify results

•	Kreiz joins Ellison from Mattel and brings more than 30 years of experience leading and investing in international media and entertainment businesses, with a track record of pioneering new business models at the intersection of media, entertainment and technology

LOS ANGELES, Sept. 30, 2026 – Paramount Skydance Corporation (NASDAQ: PSKY) (the "Company") today disclosed that David Ellison has announced Ynon Kreiz as Co-CEO of the anticipated merged company, effective at closing. Kreiz, who will start at Paramount, effective October 5, 2026, joins Ellison from Mattel, a leading global play and family entertainment company where he has served as Chairman and CEO since 2018, leading an unprecedented transformation of the business and the execution of its multi-platform, brand-centric strategy. Upon closing, Ellison will remain Chairman and CEO of the newly combined company, and Kreiz will serve as Co-CEO and join the Board of Directors. Together, they will oversee the combined company's businesses, which will report jointly to both.

Ellison's appointment of Kreiz caps a long-term plan: pursue both Paramount and Warner Bros. Discovery, then partner with a leading executive of his caliber to integrate, operationalize and manage the businesses as they build one of the most ambitious next-generation media companies in the industry's history.

Together, Ellison and Kreiz will lead the anticipated combined company as one team, pairing complementary skillsets to maximize the full upside of the merger under a comprehensive long-term strategy. Ellison will focus on the company’s long-term strategy, creative vision and direction, including its talent relationships, strategic partnerships, technology and capital allocation. Kreiz will focus on the company’s day-to-day management and integration of the combined businesses.

David Ellison said: "Bringing together Paramount and Warner Bros. Discovery to create a next-generation global media company is a transformational moment for our industry. Leading it takes a rare combination of strategic vision, operational depth and experience running a public company at the highest levels of media. Ynon brings all three. In Ynon, I’m adding a partner with strong leadership and the operating firepower this integration demands. It’s a division of labor built on our complementary strengths, with clear reporting lines and it lets me focus where I can contribute most: long-term strategy, the company’s overall creative direction, talent relationships, strategic partnerships, technology and capital allocation. We’re like-minded, we see this business the same way and there's no one I'd rather partner with. Together we'll build one integrated company that is creator-first, tech-forward and built to scale globally."

Ynon Kreiz said: "I'm excited to partner with David to build the next-generation media and entertainment company — bringing together premium content and iconic brands at the highest quality and scale, serving global audiences across every entertainment vertical and distribution platform. David is a unique talent and executive: a rare blend of business acumen, creative instinct, and clear vision. I very much share that vision, and I'm inspired by what we can accomplish together. The industry is at an inflection point, demanding evolution, investment, and a willingness to rethink business models. I look forward to working with the leadership team to build a cohesive global entertainment platform — one that stands out with best-in-class operations and execution powered by technology, with unparalleled creative relationships, production capabilities, and global reach. We will continue empowering creators, make this company a greenfield for innovation and storytelling, and collaborate with key partners to reach and engage fans worldwide."

Gerry Cardinale, Founder and Managing Partner of RedBird Capital Partners — the Company’s co-controlling shareholder and a member of its Board of Directors — said: "David has done what few modern executives have accomplished. He has led this company through not one but two historic acquisitions, while also running the business and building a team that's already exceeding our synergy targets, beating our financial metrics, and never wavering on our commitment to the creative community. Ynon has spent his career at the intersection of media, technology and franchise-building — pairing extraordinary storytelling with the technology to deliver it to fans everywhere. He understands not just how fans connect with the IP they love, but the economics that make entertainment endure. Great leaders accomplish great things. Historic ones know when to bring in the right partner to make it last — and that's what David has done. It's exactly why the company will have the operational firepower and the cutting-edge leadership to win."

Today's appointment of an executive with Kreiz’s stature and track record marks the next step in Ellison's pursuit to unite Warner Bros. Discovery and Paramount — two of Hollywood's most storied studios, with more than 200 combined years of storytelling and a streaming platform expected to reach 200 million-plus global subscribers.

In just over a year under Ellison, Paramount has doubled its theatrical slate, deepened its creative bench, greenlit more than 40 new and returning series for Paramount+, and built the capital discipline and technology to scale. That foundation positions the Company to grow 2026 projected revenue and EBITDA (preSBC) by 16-19%, and it laid the groundwork for this historic transaction, which is expected to generate more than $6 billion in run-rate synergies accelerate EBITDA growth.

Once the Paramount and Warner Bros. Discovery merger closes, the combined company will be guided by four overarching strategic priorities: win in content, become the most technologically capable media company, maximize operational efficiencies, and earn trust — delivering reliable, responsible experiences that strengthen its relationships with creators, audiences, consumers, employees, advertisers and partners.

About Ynon Kreiz

Mr. Kreiz has extensive experience as a corporate leader in the entertainment industry, with a track record of scaling content and brands globally. During his career spanning more than 30 years, he has successfully managed and invested in international media enterprises that have pioneered new business models at the intersection of media and technology.

Mr. Kreiz has been Chairman and Chief Executive Officer of Mattel since 2018. Mattel is a leading global play and family entertainment company with one of the most iconic brand portfolios in the world, including Barbie, Hot Wheels, Fisher-Price, UNO, American Girl, and Thomas & Friends. Following his appointment at Mattel in 2018, Kreiz led a multi-year transformation that strengthened its leadership across key toy categories and expanded its brands into new entertainment verticals, including film, television, consumer products, digital games, live events and experiences, and publishing. Under Mr. Kreiz’s leadership, Mattel’s first theatrical release, “Barbie,” became the #1 global box office film of 2023 and Warner Bros. Pictures’ highest-grossing movie of all time, and the Company grew its global footprint to more than 150 countries.

Before Mattel, Mr. Kreiz was Chairman and CEO of Maker Studios, a global leader in short-form video content and one of YouTube’s largest multichannel networks, which was acquired by The Walt Disney Company. He previously served as Chairman and CEO of Endemol Group, the world’s largest independent television production company at the time, producing more than 10,000 hours of programming a year and owning global franchises such as “Big Brother” and “Deal or No Deal.” Prior to that, he was a General Partner at Balderton Capital (formerly Benchmark Capital Europe), specializing in early-stage media and technology investments.

Earlier in his career, Mr. Kreiz was co-founder, Chairman, and CEO of Fox Kids Europe NV, which developed and owned pay TV channels across Europe and the Middle East. The company was acquired by The Walt Disney Company.

Mr. Kreiz holds a BA degree in Economics and Management from Tel Aviv University and an MBA from UCLA Anderson School of Management. He serves on the Board of Directors of Warner Music Group and the Board of Advisors of the UCLA Anderson School of Management. Mr. Kreiz is a member of Business Roundtable and the Academy of Motion Picture Arts and Sciences. He was named in 2024 one of TIME’s 100 Most Influential People in the World and Entertainment Person of the Year by Cannes Lions.

Following the completion of its acquisition of Warner Bros. Discovery, the merged company’s portfolio will unite legendary brands including Paramount Pictures, Warner Bros. Pictures, Paramount Television, Warner Bros. Television, CBS, CBS News, CBS Sports, CNN, HBO, HBO Max, TNT, TBS, Discovery, HGTV, Food Network, Nickelodeon, Cartoon Network, MTV, BET, Comedy Central, Showtime, Paramount+, Pluto TV, and Skydance Animation, Film, Television, Interactive/Games, and Paramount Sports Entertainment — serving audiences in more than 200 countries and territories.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the merger, including statements relating to projected financial performance, anticipated synergies, expected subscriber levels and the expected benefits of the merger. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements may be identified by words such as “projected,” “anticipated,” “expected,” “estimated,” “believes,” “intends,” “plans,” “seeks,” “will,” and similar expressions. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Paramount or WBD. The forward-looking statements in this communication include, but are not limited to, statements regarding projected adjusted EBITDA growth, anticipated run-rate synergies, expected global subscriber levels and other financial and operational metrics. Any financial projections or estimates contained herein are based on assumptions that the Company believes to be reasonable but are inherently uncertain, and actual results may differ materially. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the merger will not be satisfied, including the risk that clearances under applicable antitrust or regulatory laws will not be obtained; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Paramount or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the merger, if completed, may not be realized or may take longer to realize than expected; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to invest in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance successfully and to achieve anticipated synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance, potentially resulting in substantial costs; volatility in the price of Paramount’s Class B common stock; the effect Paramount’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in Paramount, including that Paramount’s stockholders may not realize any change of control premium on shares of Paramount’s Class B common stock and that Paramount may become subject to the control of a presently unknown third party; risks associated with Paramount’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of Paramount’s Class B common stock; risks that anti-takeover provisions in Paramount’s amended and restated certificate of incorporation (the “Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in the Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against Paramount’s directors and officers; risks that corporate opportunity provisions in the Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to Paramount; risks associated with Paramount’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; disruptions the merger may cause to Paramount’s and WBD’s business and commercial relationships; the negative impact that a failure to consummate the merger could have on Paramount’s business, financial condition, results of operations and stock price; the risk that the merger may be prevented or delayed or the anticipated benefits reduced if Paramount does not obtain certain regulatory approvals; the risk that the Merger Agreement may be terminated in accordance with its terms, including if any conditions to the closing of the merger are not satisfied; the risk that litigation relating to the merger could prevent or further delay the closing of the merger or result in the payment of damages after closing; challenges realizing synergies and other anticipated benefits expected from the merger, including integrating WBD’s business successfully; risks to Paramount’s business, financial condition or results of operations as a result of the incurrence of substantial costs and indebtedness in connection with the merger; and risks of reduced ownership and economic interest by Paramount’s existing stockholders as a result of the merger. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, Paramount’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 4, 2026, and Paramount’s Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and WBD’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at http://www.sec.gov, ir.wbd.com or on request from Paramount or WBD. Paramount undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law. We are not able to reconcile forward-looking non-GAAP financial measures because we are unable without unreasonable efforts to accurate estimate the individual adjustments for such reconciliations, as applicable, or to quantify the probable significance of these times at this time.

Media Contacts:

Melissa Zukerman / Laura Watson

msz@paramount.com / laura.watson@paramount.com

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